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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003 (April 28, 2003)
                                                  ------------------------------



                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            OHIO                         0-13507                34-1395608
-------------------------------    --------------------     -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)



                 401 Clinton Street, Defiance, Ohio      43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code (419) 783-8950
                                                         --------------


                                 NOT APPLICABLE
             --------------------------------------------------------------
             (Former name or former address, if changed since last report.)

                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              Not applicable.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER            DESCRIPTION
                    --------------            -----------

                         99(a)       Earnings Release of Registrant
                                     dated April 28, 2003

                         99(b)       Excerpts from a presentation by
                                     Kenneth A. Joyce, Chief Executive
                                     Officer of the Registrant, at the
                                     Annual Meeting of Shareholders of
                                     the Registrant dated April 28, 2003

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

                  See Earnings Release of Registrant dated April 28, 2003 attached as Exhibit 99(a) and excerpts from a presentation by Kenneth A. Joyce, Chief Executive Officer of the Registrant, at the Annual Meeting of Shareholders of the Registrant dated April 28, 2003 attached as Exhibit 99(b). The earnings release is also


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                  deemed to be provided under Item 12, Results of
                  Operations and Financial Condition, in accordance with Sec Release Nos. 33-8216 and 34-47583.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RURBAN FINANCIAL CORP.



Date:  May 2, 2003                    By:  /s/ James E. Adams
                                         --------------------------------------
                                           James E. Adams, Executive
                                           Vice President and Chief
                                           Financial Officer





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                                INDEX TO EXHIBITS

       EXHIBIT NUMBER                                DESCRIPTION                                  PAGE NO.
       --------------                                -----------                                  --------
            99(a)                     Earnings Release of the Registrant dated April                 *
                                      28, 2003

            99(b)                     Excerpts from a presentation by Kenneth A.                     *
                                      Joyce, Chief Executive Officer of the
                                      Registrant, at the Annual Meeting of
                                      Shareholders of the Registrant dated April
                                      28, 2003.

  ------------
  *Filed herewith



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